     As filed with the Securities and Exchange Commission on June 19, 1996
                                                  Registration No. 333-_________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                   ----------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                   ----------
                              SCHULLER CORPORATION
             (Exact name of Registrant as specified in its charter)

            DELAWARE                                     84-0856796
   (State or other jurisdiction                       (I.R.S. Employer
of incorporation or organization)                    Identification No.)

                                717 17TH STREET
                            DENVER, COLORADO  80202
                                 (303) 978-2000
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
                                   ----------
                              SCHULLER CORPORATION
                   1996 EXECUTIVE INCENTIVE COMPENSATION PLAN
                            (Full title of the plan)
                                   ----------
                           RICHARD B. VON WALD, ESQ.
                              SCHULLER CORPORATION
                                717 17TH STREET
                            DENVER, COLORADO  80202
                              TEL: (303) 978-2000
                              FAX: (303) 978-4842
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   ----------

                        CALCULATION OF REGISTRATION FEE

=======================================================================================================================
                                                      Proposed Maximum         Proposed Maximum
     Title of Securities           Amount to be        Offering Price         Aggregate Offering          Amount of
      to be Registered              Registered          Per Share(1)               Price(1)            Registration Fee
- -----------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value       8,980,325(2)           $10.125                 $90,925,791             $7,048.51
=======================================================================================================================


(1) Estimated pursuant to Rule 457(h) under the Securities Act of 1933, as amended (the "Securities Act"), solely for the purpose of calculating the registration fee, and based on the average of the high and low sales prices for the Registrant's common stock as reported on the New York Stock Exchange on June 12, 1996.
(2) Includes 2,080,325 shares of Registrant's common stock registered pursuant to Registrant's Registration Statement on Form S-8, Registration No. 33-29389, for issuance pursuant to the Manville Corporation Stock Incentive Plan.



================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS


           This Registration Statement relates to the registration of 8,980,325 shares of common stock, $.01 par value, of Schuller Corporation (the "Common Stock") to be awarded under the Schuller Corporation 1996 Executive Incentive Compensation Plan (the "Plan"). The documents containing the information required by Part I of Form S-8 will be sent or given to participants in the Plan as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended (the "Securities Act"). In reliance on Rule 428, such documents (i) are not being filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 and (ii) along with the documents incorporated by reference into this Registration Statement pursuant to Item 3 of Part II hereof, constitute a prospectus (the "Prospectus") that meets the requirements of Section 10(a) of the Securities Act.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.    INCORPORATION OF DOCUMENTS BY REFERENCE.

           The following documents filed by Registrant with the Commission are hereby incorporated by reference into this Registration Statement.

           (a) The Registrant's Annual Report on Form 10-K for the year ended December 31, 1995, filed with the Commission on April 11, 1996, pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

           (b) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996, filed with the Commission on May 15, 1996, pursuant to
Section 13(a) of the Exchange Act.

           (c)   All other reports, if any, filed by the Registrant pursuant to
Section 13(a) or 15(d) of the Exchange Act since December 31, 1995.

           (d) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A/A Amendment No. 2, filed with the Commission on June 19, 1996, pursuant to Section 12 of the Exchange Act, and any amendment or reports, filed for the purpose of updating such description.

           All documents subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed incorporated by reference into this Registration Statement and to be a part thereof from the date of the filing of such documents. Any statement contained in the Prospectus, this Registration Statement or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of the Prospectus and this Registration Statement to the extent that a statement contained in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of the Prospectus or this Registration Statement.

ITEM 4.    DESCRIPTION OF SECURITIES.

           Not applicable.

ITEM 5.    INTEREST OF NAMED EXPERTS AND COUNSEL.

           The validity of the Common Stock issuable under the 1996 EICP has been passed upon for Registrant by Dion Persson, Esq., Associate General Counsel of Registrant. At June 18, 1996, Mr. Persson owned 1,510 shares of Common Stock and had options and deferred stock granted under Registrant's employee stock plans relating to 88,810 shares of Common Stock.

ITEM 6.    INDEMNIFICATION OF DIRECTORS AND OFFICERS.

           The Amended and Restated Bylaws of the Registrant require the Registrant to indemnify its directors and officers to the fullest extent permitted by Delaware law. In addition, the Registrant's employment agreements with management employees require the Registrant to indemnify such employees to the fullest extent permitted by Delaware law. The Registrant also has obtained insurance policies which provide coverage for the Registrant's directors and officers in certain situations where the Registrant cannot directly indemnify such directors and officers.

ITEM 7.    EXEMPTION FROM REGISTRATION CLAIMED.

           Not applicable.

ITEM 8.    LIST OF EXHIBITS.

           See the Exhibit Index following the signature page in this Registration Statement, which Exhibit Index is incorporated herein by this reference.

ITEM 9.    UNDERTAKINGS.

           The undersigned Registrant hereby undertakes:

           1. To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                 (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                 (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

                 (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

provided, however, that provisions (1)(i) and (1)(ii) of this undertaking are inapplicable if the information required to be included in a post-effective amendment by such provisions are contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

           2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

           4. That, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to
Section 13(a) or 15(d) of the Exchange Act (and each filing of the Plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

           Pursuant to the requirement of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado on June 19, 1996.


                                SCHULLER CORPORATION



                                By:    /s/ W. Thomas Stephens
                                     -------------------------------------------
                                           W. Thomas Stephens
                                           Chief Executive Officer and President


    Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

            Signatures                               Title                                         Date
            ----------                               -----                                         ----
/s/ W. Thomas Stephens                     Chief Executive Officer, President                 June 19, 1996
- ---------------------------------------    and a Director
    W. Thomas Stephens                     (Principal Executive Officer)



                    *                      Senior Vice President and                          June 19, 1996
- ---------------------------------------    Chief Financial Officer
Kenneth L. Jensen                          (Chief Financial Officer)



                    *                      Controller                                         June 19, 1996
- ---------------------------------------
John M. Rosebery


                    *                      Director                                           June 19, 1996
- ---------------------------------------
Leo Benatar


                    *                      Director                                           June 19, 1996
- ---------------------------------------
Robert A. Falise

            Signatures                               Title                                         Date
            ----------                               -----                                         ----
                    *                      Director                                           June 19, 1996
- ---------------------------------------
Todd Goodwin


                    *                      Director                                           June 19, 1996
- ---------------------------------------
Michael N. Hammes


                    *                      Director                                           June 19, 1996
- ---------------------------------------
John Nils Hanson


                    *                      Director                                           June 19, 1996
- ---------------------------------------
Kathryn Rudie Harrigan


                    *                      Director                                           June 19, 1996
- ---------------------------------------
Louis Klein, Jr.


                    *                      Director                                           June 19, 1996
- ---------------------------------------
Frank J. Macchiarola


                    *                      Director                                           June 19, 1996
- ---------------------------------------
Christian E. Markey, Jr.


                                           Director
- ---------------------------------------
William E. Mayer



*By:   /s/ Richard B. Von Wald
     ----------------------------------
            Richard B. Von Wald
            Attorney-in-Fact

                              SCHULLER CORPORATION

                                 EXHIBIT INDEX
                                       TO
                        FORM S-8 REGISTRATION STATEMENT


 Exhibit                                          Incorporated Herein by                              Sequential
   No.                Description                      Reference To               Filed Herewith       Page No.
- ----------------------------------------------------------------------------------------------------------------
   4.1     Amended and Restated Certificate   Filed as an exhibit to the
           of Incorporation of Schuller       Registrant's Form 10-K for the
           Corporation                        year ended December 31, 1995


   4.2     Amended and Restated By-Laws of    Filed as an exhibit to
           Schuller Corporation               Registrant's Form 10-Q for the
                                              quarter ended March 31, 1995

   4.3     Schuller Corporation 1996                                                    X
           Executive Incentive Compensation
           Plan

   5.1     Opinion of Dion Persson                                                      X
           regarding the legality of the
           shares registered pursuant to
           this Registration Statement

    15     Letter of Coopers & Lybrand L.L.P.                                           X
           regarding Registrant's unaudited
           interim financial statements

   23.1    Consent of Coopers & Lybrand L.L.P.                                          X


   23.2    Consent of Dion Persson
           (included in exhibit 5.1)

   24.1    Powers of Attorney                                                           X